UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
May 27, 2020

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 27, 2020, Plantronics, Inc. (the “Company”) filed a Current Report on Form 8-K relating to its preliminary and unaudited results of operations and financial condition for the fourth quarter of Fiscal Year 2020, which ended on March 28, 2020 (the “Original 8-K Report”). The Company is filing this form 8-K/A as an amendment to the Original 8-K Report (the "Amendment") to correct certain typographical errors contained in the press release furnished as Exhibit 99.1 to the Original 8-K Report (the “Exhibit”). As previously furnished, page 1 of the Exhibit reflected typographical errors to the adjusted earnings before income tax, depreciation, and amortization ("EBITDA") for the three and twelve months ended March 28, 2020, and GAAP net loss and adjusted EBITDA in the reconciliation from GAAP net loss to adjusted EBITDA, which have been corrected on Exhibit 99.1 to this Amendment.

This Amendment to the Original 8-K Report is being filed solely to correct such typographical errors referenced herein and does not amend, in any way, and does not modify or update any other disclosures contained in the Original 8-K Report. Accordingly, this Amendment should be read in conjunction with the Original 8-K Report.

Item 2.02 Results of Operations and Financial Condition

The Exhibit 99.1 attached hereto is a replacement of the Exhibit furnished on the Original 8-K Report. The information furnished pursuant to this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Corrected Press release issued by Plantronics, Inc. on May 27, 2020, entitled "Poly Announces Preliminary Fourth Quarter Fiscal Year 2020 Financial Results"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 28, 2020	PLANTRONICS, INC.

		By:	/s/ Charles D. Boynton
		Name:	Charles D. Boynton
		Title:	Executive Vice President and Chief Financial Officer